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                   AMENDMENT TO EMPLOYMENT AGREEMENT

          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this
"Amendment") is made and entered into effective as of the 29th day of October, 1993 by and between Imperial Holly Corporation, a Texas corporation (the "Company"), and ________________, an individual residing in El Paso County, Colorado ("Executive");

          WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of the 26th day of July, 1990 (the "Agreement"); and

          WHEREAS, the parties hereto desire to modify and amend the Agreement upon the terms and provisions set forth in this Amendment;

          NOW, THEREFORE, for and in consideration of the above stated premises and the promises and agreements set forth herein, the parties hereto agree as follows:

     1. Paragraph 2 of the Agreement is hereby amended to read in its entirety as follows:

          "2. Term of Employment.  Executive's "Term of
          Employment," as used herein, shall be extended for a period of four years from July 26, 1994 to July 26, 1998."

     2. Paragraph 9 of the Agreement is hereby amended by adding the following sentence at the end thereof:

          "In addition, during the term of Executive's employment with the Company and for a period of one year following his termination of employment, Executive agrees he will not (i) request any customer or supplier of the Company during such term and period to curtail or cancel their business with the Company or (ii) induce or attempt to influence any other officer or employee of the Company to terminate his or her employment with the Company. For purposes of this paragraph 9, the term "Company" shall be deemed to include the Company's affiliated corporations and the predecessors, successors and assigns of the Company and such affiliated corporations."

     3. This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns.

     4. Except as otherwise provided in this Amendment, all of the terms and provisions of the Agreement shall remain unchanged and continue in full force and effect.

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          IN WITNESS WHEREOF, the Company has caused this
Amendment to be executed and its seal affixed hereto by its officers thereunto duly authorized and Executive has signed this Amendment, all as of the date first above written.

IMPERIAL HOLLY CORPORATION

                              By_______________________
                                Name:  James C. Kempner
                                Title: President and Chief
                                       Executive Officer
Attest:
                              __________________________
                              Employee